A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Colorado Property

On December 28, 2021, Generation Income Properties, L.P., the operating partnership (the “Operating Partnership”) of Generation Income Properties, Inc. (the “Company”), through a single purpose limited liability company (the “Colorado SPE”) of which the Company owns 100% of the membership interests, completed the acquisition of a 30,700 square-foot, single-tenant retail property in Grand Junction, Colorado (the “Colorado Property”).  The Operating Partnership entered into a Purchase and Sale Agreement, dated October 28, 2021, with OREOF19 BR, LLC, a Delaware limited liability company, for the purchase of the Colorado Property at a purchase price of approximately $4,700,000, excluding transaction costs (the “Colorado Purchase and Sale Agreement”), which was amended on December 10, 2021 (the “Colorado First Amendment”). Pursuant to an Assignment and Assumption of Purchase and Sale Agreement, effective as of December 23, 2021 (the “Colorado Assignment Agreement”), the Operating Partnership assigned, and the Colorado SPE assumed, all of the Operating Partnership’s right, title and interest in and under the Colorado Purchase and Sale Agreement and Colorado First Amendment, giving the Colorado SPE the right to acquire the Colorado Property pursuant to the Colorado Purchase and Sale Agreement. The seller of the Colorado Property is not affiliated with the Company or any of the Company’s affiliates.  The purchase price of the Colorado Property and related transaction costs were funded using cash on hand of approximately $2,350,000 from the Company’s initial public offering, which closed in September 2021, and approximately $2,350,000 of debt financing, as discussed below in Item 2.03.

The Colorado Property is 100% leased to Best Buy Stores, L.P., a Virginia limited partnership, pursuant to a lease, dated as of February 27, 2006, between TOYS R US as landlord, and Best Buy Stores, L.P., as tenant, as amended by that certain first amendment to lease, dated May 19, 2021 (the “Colorado Lease”).  The obligations of Best Buy Stores, L.P. under the Colorado Lease are guaranteed by Best Buy Co., Inc., a Minnesota corporation, pursuant to a Guaranty, dated February 27, 2006 (the “Best Buy Guaranty”).  The term of the Colorado Lease in effect at the time of acquisition commenced on May 1, 2021 and ended on March 31, 2022. The first extended lease term of the Colorado Lease commenced on April 1, 2022 and ends on March 31, 2027, with a second option to renew for a five-year term.  Under the Colorado Lease, Best Buy Stores, L.P. is responsible for operating expenses, real estate taxes, insurance, repairs, maintenance and capital expenditures, in addition to base rent.  In connection with the acquisition of the Colorado Property, the Colorado SPE entered into an Assignment and Assumption of Lease, Security Deposit and Guaranty (“Assignment and Assumption of Colorado Lease”) with the seller of the Colorado Property, dated December 28, 2021, pursuant to which the seller assigned and the Colorado SPE assumed all of the seller’s rights and obligations under the Colorado Lease and related Best Buy Guaranty.

The following table provides certain information about the Colorado Property and the Colorado Lease:

Property Type	Property Location	Lease Expiration Date	Rentable Square Feet	Annualized Base Rent in 2022	Tenant Renewal Options(1)
Retail	Grand Junction, Colorado	3/31/2027	30,700	$353,061	One, five-year renewal option remaining

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(1)	Annualized base rent escalates to $388,368 upon exercise of the renewal option commencing April 1, 2027.

The foregoing descriptions of the Colorado Purchase and Sale Agreement, Colorado First Amendment, Colorado Assignment Agreement, Colorado Lease, Best Buy Guaranty, and Assignment and Assumption of Colorado Lease are only summaries and are qualified in their entirety by reference to the complete text of such documents, which are attached as Exhibits.

Illinois Property

On January 7, 2022, the Operating Partnership of the Company, through a single purpose limited liability company (the “Illinois SPE”) of which the Company owns 100% of the membership interests, completed the acquisition of a  10,900 square-foot, single-tenant medical retail property in Chicago, Illinois (the “Illinois Property”).  The Operating Partnership entered into a Purchase and Sale Agreement, dated October 27, 2021, with Elliott Bay Healthcare Realty, LLC, a Delaware limited liability company, for the purchase of the Illinois Property at a purchase price of approximately $3,100,000, excluding transaction costs (the “Illinois Purchase and Sale Agreement”), which was amended on December 10, 2021 (the “Illinois First Amendment”). Pursuant to an Assignment and Assumption of Purchase

and Sale Agreement, effective as of December 23, 2021 (the “Illinois Assignment Agreement”), the Operating Partnership assigned, and the Illinois SPE assumed, all of the Operating Partnership’s right, title and interest in and under the Illinois Purchase and Sale Agreement and Illinois First Amendment, giving the Illinois SPE the right to acquire the Illinois Property pursuant to the Illinois Purchase and Sale Agreement.  Elliott Bay Healthcare Realty, LLC and the Illinois SPE entered into a Second Amendment to the Illinois Purchase and Sale Agreement, dated January 3, 2022 (the “Illinois Second Amendment”).  The seller of the Illinois Property is not affiliated with the Company or any of the Company’s affiliates.  The Operating Partnership funded the purchase price of the Illinois Property and related transaction costs using cash on hand of approximately $1,550,000 from the Company’s initial public offering, which closed in September 2021, and approximately $1,550,000 of debt financing, as discussed below in Item 2.03.

The Illinois Property is 100% leased to WSKC Dialysis Services, Inc., an Illinois corporation, pursuant to a lease, dated as of January 24, 2006, as amended on August 16, 2016, and on November 13, 2020, between Elliott Bay Healthcare Realty, LLC, as landlord, and WSKC Dialysis Services, Inc., as tenant (the “Illinois Lease”). The obligations of WSKC Dialysis Services, Inc. under the Illinois Lease are guaranteed by Fresenius Medical Care Holdings, Inc., a New York corporation, pursuant to a Guaranty, dated January 24, 2006 (the “Fresenius Guaranty”).  The current term of the Illinois Lease at the time of acquisition commenced on November 1, 2021 and expires on October 31, 2026, with one remaining 5-year renewal option.  Under the Illinois Lease, WSKC Dialysis Services, Inc. is responsible for operating expenses, real estate taxes, insurance, repairs, maintenance and capital expenditures (excluding the exterior of the premises and certain HVAC repairs), in addition to base rent.  In connection with the acquisition of the Illinois Property, the Illinois SPE entered into an Assignment and Assumption of Lease, Security Deposit and Guaranty (“Assignment and Assumption of Illinois Lease”) with the seller of the Illinois Property, dated January 7, 2022, pursuant to which the seller assigned and the Illinois SPE assumed all of the seller’s rights and obligations under the Illinois Lease and related Fresenius Guaranty.

The following table provides certain information about the Illinois Property and the Illinois Lease:

Property Type	Property Location	Lease Expiration Date	Rentable Square Feet	Annualized Base Rent in 2022(1)	Tenant Renewal Options
Medical-Retail	Chicago, Illinois	10/31/2026	10,900	$228,902	One, five-year renewal options remaining

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(1)	Annualized base rent increases at each anniversary of the commencement of the current term to approximately $233,479, $238,149, and $242,912, respectively.

The foregoing descriptions of the Illinois Purchase and Sale Agreement, Illinois First Amendment, Illinois Assignment Agreement, Illinois Second Amendment, Illinois Lease, Fresenius Guaranty, and Assignment and Assumption of Illinois lease are only summaries and are qualified in their entirety by reference to the complete text of such documents, which are attached as Exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Financing of Colorado Property

The Operating Partnership partially financed the acquisition of the Colorado Property with its existing Master Credit Facility with American Momentum Bank (the “Lender”), dated October 26, 2021 (the “Credit Facility”).  In connection with the acquisition of the Property, the Colorado SPE entered into a loan agreement and related promissory note on December 28, 2021, for $2,350,000 pursuant to the Credit Facility (the “Colorado Loan”).  The Colorado Loan accrues interest at a variable rate equal to the Wall Street Journal Prime rate, adjusted monthly, subject to a floor interest rate of 3.25% per annum.  The Colorado Loan has an interest-only payment term for twenty-four months commencing January 28, 2022, and all interest and principal outstanding is due and payable in full on December 28, 2023.  The Colorado Loan permits full or partial prepayment without penalty.  The Colorado Loan is secured by the Colorado Property and the associated rental income.  Payment is guaranteed by the Operating Partnership and David Sobelman, the Company’s Chairman, President and Chief Executive Officer. The Colorado Loan also provides that as of December 31, 2022 and continuing on the same date of each year thereafter, the Colorado SPE, as borrower, shall have achieved and maintain a debt service coverage ratio of not less than 1.50 to 1.00 over the remaining term of the Colorado Loan.  If, on any such date, the debt service coverage ratio is less than 1.50 to 1.00, the Colorado SPE shall be obligated to pay to the Lender, within ten (10) days after receipt of written notice thereof, a prepayment of principal in an amount such that after giving effect to such prepayment of principal and re-amortization of the Colorado Loan, the debt service coverage ratio shall once again be equal to or greater than 1.50 to 1.00.  The Colorado Loan also contains other customary affirmative covenants, negative covenants and events of default.

The foregoing description of the Colorado Loan is only a summary and is qualified in its entirety by reference to the complete text of the promissory note, loan agreement, and guaranty, which are attached hereto as Exhibits.

Financing of Illinois Property

The Operating Partnership partially financed the acquisition of the Illinois Property with its Credit Facility.  In connection with the acquisition of the Illinois Property, the Illinois SPE entered into a loan agreement and related promissory note on January 7, 2022, for $1,550,000 pursuant to the Credit Facility (the “Illinois Loan”).  The Illinois Loan accrues interest at a variable rate equal to the Wall Street Journal Prime rate, adjusted monthly, subject to a floor interest rate of 3.25% per annum.  The Illinois Loan has an interest-only payment term for twenty-four months commencing January 2022, and all interest and principal outstanding is due and payable in full in December 2023.  The Illinois Loan permits full or partial prepayment without penalty.  The Illinois Loan is secured by the Illinois Property and the associated rental income.  Payment is guaranteed by the Operating Partnership and David Sobelman, the Company’s Chairman, President and Chief Executive Officer. The Illinois Loan also provides that as of December 31, 2022 and continuing on the same date of each year thereafter, the Illinois SPE, as borrower, shall have achieved and maintain a debt service coverage ratio of not less than 1.50 to 1.00 over the remaining term of the Illinois Loan.  If, on any such date, the debt service coverage ratio is less than 1.50 to 1.00, the Illinois SPE shall be obligated to pay to the Lender, within ten (10) days after receipt of written notice thereof, a prepayment of principal in an amount such that after giving effect to such prepayment of principal and re-amortization of the Illinois Loan, the debt service coverage ratio shall once again be equal to or greater than 1.50 to 1.00.  The Illinois Loan also contains other customary affirmative covenants, negative covenants and events of default.

The foregoing description of the Illinois Loan is only a summary and is qualified in its entirety by reference to the complete text of the Promissory Note, the Loan Agreement, and the Guaranty, which are attached hereto as Exhibits.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on January 4, 2022, announcing the completion of the acquisition of the Colorado Property and on January 11, 2022, announcing the completion of the acquisition of the Illinois Property. A copy of such press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

The historical financial statements listed in Item 9.01(a) present the results of operations of each of the Colorado Property and the Illinois Property during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of expense which we expect may not be comparable to our expected future operations.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of the Colorado Property are attached hereto as Exhibit 99.3 and incorporated by reference herein:

Independent Auditor’s Report

Statement of Revenues and Certain Operating Expenses for the for the nine months ended September 30, 2021 (audited)

Notes to Statement of Revenues and Certain Operating Expenses

The following financial statements of the Illinois Property are attached hereto as Exhibit 99.4 and incorporated by reference herein:

Independent Auditor’s Report

Statement of Revenues and Certain Operating Expenses for the for the year ended December 31, 2021 (audited)

Notes to Statement of Revenues and Certain Operating Expenses

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Statement of Operations for the Company giving effect to the acquisitions of each of the Colorado Property and the Illinois Property as if such acquisitions occurred on January 1, 2021 is attached as Exhibit 99.5 and incorporated by reference herein.

The Unaudited Pro Forma Balance Sheet for the Company giving effect to the acquisitions of the Illinois Property as if the acquisition occurred on December 31, 2021 is attached as Exhibit 99.5 and incorporated by reference herein.

The Unaudited Pro Forma Statement of Taxable Operating Results and Cash to be Made Available by Operations for the Company giving effect to the acquisitions of the Colorado and Illinois Property as if such acquisitions occurred on January 1, 2021 is attached as Exhibit 99.5 and incorporated by reference herein.

(c) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

10.1

Purchase and Sale Agreement, dated October 28, 2021, between Generation Income Properties, LP and OREOF19 BR, LLC. (incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q filed on May 16, 2022).

10.2

First Amendment to Purchase and Sale Agreement, effective as of December 10, 2021, between Generation Income Properties, LP and OREOF19 BR, LLC. (incorporated by reference to Exhibit 10.2 of the Company’s Form 10-Q filed on May 16, 2022).

10.3

Assignment and Assumption of Purchase and Sale Agreement, effective as of December 23, 2021, by and between Generation Income Properties, LP and GIPCO 585 24 ½ ROAD, LLC. (incorporated by reference to Exhibit 10.3 of the Company’s Form 10-Q filed on May 16, 2022).

10.4

Lease Agreement, dated as of February 27, 2006, between OREOF19 BR, LLC, as landlord, and Best Buy Stores, L.P., as tenant, as amended by that certain first amendment to lease, dated May 19, 2021. (incorporated by reference to Exhibit 10.4 of the Company’s Form 10-Q filed on May 16, 2022).

10.5	Guaranty, dated February 27, 2006, by Best Buy Co., Inc. in favor of OREOF BR, LLC. (incorporated by reference to Exhibit 10.5 of the Company’s Form 10-Q filed on May 16, 2022).
10.6

Purchase and Sale Agreement, dated October 27, 2021, between Generation Income Properties, LP and Elliott Bay Healthcare Realty, LLC. (incorporated by reference to Exhibit 10.6 of the Company’s Form 10-Q filed on May 16, 2022).

10.7

First Amendment to Purchase and Sale Agreement, dated December 10, 2021, between Generation Income Properties, LP and Elliott Bay Healthcare Realty, LLC. (incorporated by reference to Exhibit 10.7 of the Company’s Form 10-Q filed on May 16, 2022).

10.8

Assignment and Assumption of Purchase and Sale Agreement, effective as of December 23, 2021, by and between Generation Income Properties, LP and GIPIL 3134 W 76th Street, LLC. (incorporated by reference to Exhibit 10.8 of the Company’s Form 10-Q filed on May 16, 2022).

10.9

Second Amendment to Purchase and Sale Agreement, effective as of January 3, 2022, between Elliott Bay Healthcare Realty, LLC and GIPIL 3134 W 76th Street, LLC. (incorporated by reference to Exhibit 10.9 of the Company’s Form 10-Q filed on May 16, 2022).

10.10

Lease Agreement, dated as of January 24, 2006, between Elliott Bay Healthcare Realty, LLC, as landlord, and WSKC Dialysis Services, Inc., as tenant, as amended on August 16, 2016, and on November 13, 2020.

10.11	Assignment and Assumption of Lease, Security Deposit and Guaranty, dated December 28, 2022, by and between OREOF19 BR, LLC and GIPCO 585 24 1/2 Road, LLC.
10.12

Promissory Note, dated December 28, 2021, issued by GIPCO 585 24 ½ ROAD, LLC, as borrower, in favor of American Momentum Bank, as lender. Guaranty, dated January 24, 2006, by Fresenius Medical Care Holdings, Inc. in favor of Elliott Bay Healthcare Realty, LLC. (incorporated by reference to Exhibit 10.12 of the Company’s Form 10-Q filed on May 16, 2022).

10.13

Loan Agreement, dated December 28, 2021, by and between GIPCO 585 24 ½ ROAD, LLC and American Momentum Bank. Guaranty, dated January 24, 2006, by Fresenius Medical Care Holdings, Inc. in favor of Elliott Bay Healthcare Realty, LLC. (incorporated by reference to Exhibit 10.13 of the Company’s Form 10-Q filed on May 16, 2022).

10.14

Absolute Guaranty of Payment and Performance, dated December 28, 2021, by David Sobelman and Generation Income Properties, LP in favor of American Momentum Bank.  (incorporated by reference to Exhibit 10.14 of the Company’s Form 10-Q filed on May 16, 2022).

10.15

Promissory Note, dated [December 28, 2021], issued by GIPIL 3134 W 76th Street, LLC, as borrower, in favor of American Momentum Bank, as lender. (incorporated by reference to Exhibit 10.15 of the Company’s Form 10-Q filed on May 16, 2022).

10.16

Loan Agreement, dated January 7, 2021, by and between GIPIL 3134 W 76th Street, LLC and American Momentum Bank. (incorporated by reference to Exhibit 10.16 of the Company’s Form 10-Q filed on May 16, 2022).

10.17

Absolute Guaranty of Payment and Performance, dated [December 28, 2021], by David Sobelman and Generation Income Properties, LP in favor of American Momentum Bank. (incorporated by reference to Exhibit 10.17 of the Company’s Form 10-Q filed on May 16, 2022).

99.1	Press Release dated January 4, 2022.
99.2	Press Release dated January 11, 2022.
99.3*	Financial Statements of the Colorado Property.
99.4*	Financial Statements of the Illinois Property.
99.5*	Unaudited Pro Forma Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

** Certain schedules have been omitted from this Exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of the omitted schedule to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Income Properties Inc.
	By:	/s/ Allison Davies
Date: May 19, 2022		Allison Davies Chief Financial Officer